UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Skillsoft Corp.

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(ANNOUNCEMENT	BLOG)

HEAD:	STRATEGIC ACQUISITION REINVENTS SKILLS-BASED LEARNING

COPY:	The skills gap. Digital transformation. The great resignation. The pink pandemic. The labor shortage. A stagnant minimum wage. And ever rising costs of higher education. Across the globe, business and popular media make dire predictions about the state of work and the workforce.

But, behind the headlines are three simple truths.

1.	Technology has changed everything, no doubt.

2.	But, with access to the right opportunity to acquire in-demand tech skills, people can ensure they become — and stay — relevant and employable.

3.	And, the best way for organizations to grow and retain the skills they need to be competitive and profitable, is to build a learning culture that encourages continual skilling, upskilling, and personal and professional growth.

Through the combination of the new Skillsoft and Codecademy, we can help organizations not only survive, but thrive, by connecting the needs of the enterprise to those of the learners so new skills can be developed at scale, across industries, globally.

Together, we will connect millions of people to new economic opportunities in technology, provide more enterprises with the valuable tools they need to narrow the skills gap, and help drive societal change, making learning and growth more accessible and inclusive.

We will prepare the workforce of today with the skills for tomorrow.

SUBHEAD:	TURN AND FACE THE CHANGES

COPY:	The nature of work — and consequently the nature of the workforce — has evolved at a rapid pace. Today, every company, everywhere, has to rethink how they conduct business and the talent required to rapidly innovate, meet customer needs and employees’ expectations. But the rate of technological change has outpaced organizations’ ability to upskill and reskill their talent.

Until now.

SUBHEAD:	EVERY COMPANY IS A TECHNOLOGY COMPANY

COPY:	Greatly accelerated by COVID-19, digital transformation is ubiquitous. Every company's success depends on its ability to execute digitally and continue to invest in new technology-driven offerings and operations. That means, we’ve moved into a world where every company needs to engage in the war for tech talent to stay at the forefront of innovation.

SUBHEAD:	BRIDGING THE SKILLS GAP

COPY:	The skills gap, predicted years ago, has become a crisis. According to Deloitte, the potential economic impact could reach US $2.5 trillion. How we source, retain, and skill talent has to be revolutionized.

By acquiring Codecademy, Skillsoft will be in a unique position to:

•	Help people acquire the skills they need to fill tech roles

•	Enable businesses to transform and thrive by skilling existing talent

•	Prepare the workforce for the most in-demand jobs of the future

SUBHEAD:	COMPETENCY IS THE NEW CURRENCY

COPY:	Within this shifting job market, competencies have emerged as the new currency. According to Skillsoft’s recent Skills and Salary Report, 38 percent of IT decision-makers cited the rate of technology change outpacing their existing skills development programs. This was the primary driver identified behind why 76 percent of IT decision-makers worldwide face critical skills gaps in their departments — a 40 percent increase since 2015.

A skills-based strategy, supported by Skillsoft and Codecademy will enable organizations to reskill and upskill as needed.

SUBHEAD:	LEARNING EMPOWERS PEOPLE TO ACHIEVE THEIR CAREER GOALS

COPY:	Our Skills and Salary report found that the top reason IT professionals changed jobs was for opportunity development and growth … not increased compensation. This underscores why talent development is critical to retaining employees and helping them achieve their career goals. And, the global ramifications are massive.

According to the World Economic Forum, closing the skills gap could add US$11.5 trillion to global GDP by 2028.

The need for a skills revolution — especially in technology — has never been greater.

SUBHEAD:	STRONGER TOGETHER, A TRANSFORMATIONAL ACQUISITION

COPY:	By acquiring Codecademy, Skillsoft will expand its position as a global leader in corporate digital learning. Codecademy’s complementary, high-quality technology courses and labs will expand Skillsoft’s Technology and Developer portfolio. Codecademy meaningfully enhances the breadth and depth of the Skillsoft offering, creating a more robust and diverse content library, and delivering an interactive learning platform that can easily extend to support any number of technology-related skills

The acquisition nearly doubles Skillsoft’s reach, bringing an additional 40 million registered learners to the organization’s customer base, and adding sophisticated business-to-people go-to-market expertise to Skillsoft’s robust business-to-business sales engine. At the same time, Skillsoft’s relationships with 70 percent of the Fortune 1000 provides insight into which competencies are most in-demand right now.

SUBHEAD:	SERVING A GREATER PURPOSE

COPY:	The business growth story behind Skillsoft’s Codecademy acquisition is timely and compelling. But, there’s more to it.

Both organizations are mission-driven, united in the belief that a company can deliver both revenue and profits, while still doing good in this world. Together, they are dedicated to ensuring that value-rich education is available to all. That more people around the globe have access to life-changing learning, empowering their professional and personal lives today and tomorrow.

As one company, comprising heritage Skillsoft, Codecademy, and other recent acquisitions, Global Knowledge and Pluma, Skillsoft is better positioned to connect millions of people to new economic opportunities and thousands of organizations to the highly skilled workforce they need.

It’s more than an idea whose time has come. It’s a bold new approach to learning that will transform employers and employees alike.

FOOTER:

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com... copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com....

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Announcement Video Transcript

1

00:00:02,240 --> 00:00:04,313

- [Narrator] The world is changing.

2

00:00:05,400 --> 00:00:08,900

The skills of today aren't

the skills of tomorrow,

3

00:00:08,900 --> 00:00:11,940

so it's time to get ready

for what's coming next

4

00:00:12,890 --> 00:00:16,640

as we bring Skillsoft

and Codecademy together.

5

00:00:16,640 --> 00:00:21,170

- There's a shortage of talent

and a shortage of skills,

6

00:00:21,170 --> 00:00:26,170

and that shortage is most acute

when it comes to technology.

7

00:00:27,630 --> 00:00:30,260

- What I think is really

exciting for our community

8

00:00:30,260 --> 00:00:34,210

is bringing together the really

great, hard skills education

00:00:34,210 --> 00:00:36,920

that we have in new technology skills

00:00:36,920 --> 00:00:38,800

with things like leadership coaching

11

00:00:38,800 --> 00:00:41,670

and other areas that are

important for our learners

12

00:00:41,670 --> 00:00:44,700

to succeed in the jobs

of the 21st century.

13

00:00:44,700 --> 00:00:47,840

- [Jeff] I believe we will

deliver the most immersive

14

00:00:47,840 --> 00:00:51,220

and engaging multimodal

learning experience

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00:00:51,220 --> 00:00:52,720

that makes a real difference

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00:00:52,720 --> 00:00:55,750

in the productivity of companies,

17

00:00:55,750 --> 00:00:58,640

enabling them to serve their

customers and stakeholders.

00:00:58,640 --> 00:01:00,180

- My hope, similar to Jeff's,

00:01:00,180 --> 00:01:03,190

is that we can combine our two businesses

20

00:01:03,190 --> 00:01:06,650

to create a learning experience

for anyone in the world,

21

00:01:06,650 --> 00:01:08,870

whether they are learning on their own,

22

00:01:08,870 --> 00:01:11,330

whether they're learning

inside of a company,

23

00:01:11,330 --> 00:01:13,750

and really help them to level up

24

00:01:13,750 --> 00:01:16,860

and achieve their career aspirations

25

00:01:16,860 --> 00:01:19,430

in a way that they

never could have before.

26

00:01:19,430 --> 00:01:22,630

- I believe we have, together,

an important opportunity

27

00:01:22,630 --> 00:01:26,760

to make a real difference for

tens of millions of learners

28

00:01:26,760 --> 00:01:30,390

and thousands and thousands

of companies around the globe.

29

00:01:30,390 --> 00:01:32,430

It's an exciting time.

30

00:01:32,430 --> 00:01:33,830

- [Narrator] Skillsoft and Codecademy

31

00:01:33,830 --> 00:01:35,260

bring a powerful combination

32

00:01:35,260 --> 00:01:37,380

of open-learning solutions forward,

33

00:01:37,380 --> 00:01:40,060

so you're open to new opportunities

34

00:01:40,060 --> 00:01:41,643

to live by your own code.

35

00:01:42,540 --> 00:01:45,007

And this is just the beginning.

36

00:01:45,007 --> 00:01:46,773

Your beginning.

37

00:01:46,773 --> 00:01:48,276

Where will you go?

38

00:01:48,276 --> 00:01:49,930

What will you do?

39

00:01:49,930 --> 00:01:51,983

And how soon will you start?

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com... copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com....

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Skillsoft & Codecademy Partnership Transcription

SPEAKERS

Jeff Tarr and Zach Sims

Jeff Tarr 00:08

There's a shortage of talent and a shortage of skills. And that shortage is most acute when it comes to technology.

Zach Sims 00:19

My hope similar to Jeff's is that we can combine our two businesses to create a learning experience for anyone in the world, whether they are learning on their own, whether they're learning inside of a company, and really help them to level up and achieve their career aspirations in a way that they never could have before.

Jeff Tarr 00:39

I believe we have together an important opportunity to make a real difference for 10s of millions of learners and 1000s and 1000s of companies around the globe. It's an exciting time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com... copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com....

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

SKIL Customer FAQ

1.	What was announced?

•	We announced that Skillsoft will acquire Codecademy, a leading online learning platform for technical skills.

•	This is an exciting and transformative acquisition that will significantly expand our capabilities in the high-growth Tech & Dev segment, adding interactive, self-paced courses and hands-on learning in 14 programming languages across multiple domains as we continue helping our customers address the technology skills gap.

•	Together with Codecademy, we will create one of the industry’s most complete suite of solutions for technical skills and create one of the largest global communities of digital learners – more than 85 million strong.

•	At a time when critical technology skills are more important than ever, and competency is the new currency, this transaction will position Skillsoft to accelerate growth as we continue building on our leading position and creating value for our shareholders, customers and other stakeholders.

2.	Who is Codecademy?

•	Codecademy is an innovative and popular learning platform providing high-demand technical skills to approximately 40 million registered learners in nearly every country worldwide.

•	Codecademy offers interactive, self-paced courses and hands-on learning in 14 programming languages across multiple domains such as application development, data science, cloud and cybersecurity.

•	In addition, the Codecademy platform can rapidly expand to deliver new skills at scale, making it highly adaptable to the evolving technical needs of learners and their employers.

•	Codecademy was founded in 2011 and is headquartered in New York, led by a proven entrepreneurial team that has built one of the most admired technical skills learning platforms in the world.

3.	Why is Skillsoft acquiring Codecademy?

•	To be a leader in corporate digital learning, we believe we also must be a leader in the high-growth Tech & Dev segment. Our combination with Global Knowledge earlier this year was the first step in that journey, and the acquisition of Codecademy will propel us meaningfully forward.

•	Together with Codecademy, we will create one of the industry’s most complete suite of solutions for technical skills and create one of the largest global communities of digital learners – more than 85 million strong.

•	In addition to expertise in 14 programming languages, Codecademy brings an agile platform that can quickly add new technical skills at scale, approximately 40 million registered learners, and a sophisticated direct-to-learner go-to-market engine to further accelerate growth.

4.	When will the acquisition close?

•	We expect the transaction to close in the first half of calendar year 2022 subject to approval by Skillsoft shareholders, the satisfaction of customary closing conditions and the receipt of regulatory approvals.

5.	What does this mean for Skillsoft customers?

•	This is great news for Skillsoft customers.

•	This is an exciting and transformative acquisition that will significantly expand our capabilities in the high-growth Tech & Dev segment, adding interactive, self-paced courses and hands-on learning in 14 programming languages across multiple domains as we continue helping you address the technology skills gap.

1

•	Together with Codecademy, we will create one of the industry’s most complete suite of solutions for technical skills and create one of the largest global communities of digital learners – more than 85 million strong.

•	We look forward to integrating Codecademy’s solutions into our platform and providing you and your learners access to new interactive and engaging user experiences following the close of the transaction.

•	In terms of next steps, we expect to close the transaction in the first half of 2022. In the meantime, Skillsoft and Codecademy will continue operating as two independent companies, and it is business as usual.

6.	Will there be any changes to how customers currently work with Skillsoft? What happens to customer contracts / agreements?

•	Our relationship with you and the way we work with you remain the same. Until the transaction closes, Skillsoft and Codecademy remain separate companies.

•	We look forward to integrating Codecademy’s solutions into our platform and providing you access to new interactive and engaging learning experiences following the close of the transaction.

7.	Will Skillsoft discontinue any of its existing Tech & Dev offerings in connection with the acquisition?

•	No – we do not plan to discontinue any of Skillsoft’s current offerings as a result of the acquisition.

•	Adding Codecademy to our platform is about expanding our capabilities and bringing our customers new and innovative tools to address the technology skills gap. This will be additive to our portfolio and is not intended to be a substitute for what we provide you today.

8.	When will Skillsoft’s existing customers have access to Codecademy’s offerings?

•	Until the transaction closes, which we expect to occur in the first half of 2022, Skillsoft and Codecademy remain separate companies, and there are no changes to what you can access through Skillsoft.

•	We look forward to integrating Codecademy’s solutions into our platform and providing you access to new interactive and engaging learner experiences following the close of the transaction.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com/ copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

2

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com/.

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

3

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

4

Internal Video Transcript

1

00:00:02,410 --> 00:00:03,690

- Hi, team.

2

00:00:03,690 --> 00:00:05,460

As you've just heard,

3

00:00:05,460 --> 00:00:08,660

we've agreed to acquire Codecademy.

4

00:00:08,660 --> 00:00:10,770

Many of you know Codecademy.

5

00:00:10,770 --> 00:00:13,150

It's one of the leading online platforms

6

00:00:13,150 --> 00:00:15,450

for technical skills.

7

00:00:15,450 --> 00:00:20,450

When we combine Codecademy

with our 45 million learners,

8

00:00:20,580 --> 00:00:24,580

we'll have a community

of 85 million learners.

9

00:00:24,580 --> 00:00:26,760

I'm excited about this opportunity

10

00:00:26,760 --> 00:00:28,683

and what it means for us at Skillsoft.

11

00:00:29,570 --> 00:00:31,650

We are fulfilling our vision,

12

00:00:31,650 --> 00:00:33,840

the vision that we

talked about back in June

13

00:00:33,840 --> 00:00:34,873

when we went public.

14

00:00:36,130 --> 00:00:39,730

That vision is to become the

most highly valued provider

15

00:00:39,730 --> 00:00:41,520

of learning solutions,

16

00:00:41,520 --> 00:00:44,010

preparing the workforce of today

17

00:00:44,010 --> 00:00:45,803

with the skills for tomorrow.

18

00:00:47,040 --> 00:00:51,120

To do so, we must win in tech and dev.

19

00:00:51,120 --> 00:00:55,330

We fully believe that the

powerful addition of Codecademy

00:00:55,330 --> 00:00:57,690

will help us achieve this goal

00:00:57,690 --> 00:01:00,470

while accelerating our

growth as a company.

22

00:01:00,470 --> 00:01:04,870

And with this acquisition,

we will be better positioned

23

00:01:04,870 --> 00:01:08,670

to create opportunities to

connect millions of people

24

00:01:08,670 --> 00:01:12,100

to new economic opportunity in technology

25

00:01:12,100 --> 00:01:14,780

through the companies we serve every day

26

00:01:14,780 --> 00:01:17,720

and aid in a grand societal effort

27

00:01:17,720 --> 00:01:20,830

to make learning and

growth more accessible

28

00:01:20,830 --> 00:01:22,803

and inclusive worldwide.

29

00:01:23,780 --> 00:01:27,660

Importantly, this also

means more opportunity

00:01:27,660 --> 00:01:29,070

for all of you.

00:01:29,070 --> 00:01:30,760

As we grow through acquisition,

32

00:01:30,760 --> 00:01:35,070

more doors will open to learn new skills,

33

00:01:35,070 --> 00:01:37,150

to take on new roles,

34

00:01:37,150 --> 00:01:39,113

and to help us grow our company.

35

00:01:40,940 --> 00:01:43,340

This is exciting news,

36

00:01:43,340 --> 00:01:47,320

but I can't stress enough that

for us it's business as usual

37

00:01:48,840 --> 00:01:50,690

and need to continue to execute

38

00:01:50,690 --> 00:01:53,320

on our plans and our strategies.

39

00:01:53,320 --> 00:01:56,260

And until the combination closes,

40

00:01:56,260 --> 00:02:00,093

Codecademy and Skillsoft are

still separate businesses.

00:02:01,430 --> 00:02:03,140

We'll keep you posted.

42

00:02:03,140 --> 00:02:05,920

We'll communicate between

now and the close,

43

00:02:05,920 --> 00:02:07,970

keeping you posted on where we are,

44

00:02:07,970 --> 00:02:11,053

next steps, major

milestones in the process.

45

00:02:12,170 --> 00:02:14,220

And for now, thank you

for all you're doing.

46

00:02:14,220 --> 00:02:17,980

I've got to say, I'm incredibly proud

47

00:02:17,980 --> 00:02:20,373

of what you've all accomplished in 2021.

48

00:02:21,450 --> 00:02:25,640

This time of year is an opportunity

for all of us to reflect

49

00:02:25,640 --> 00:02:27,723

and relax with our families and friends.

00:02:28,670 --> 00:02:29,930

I hope you'll take the time

00:02:29,930 --> 00:02:32,610

over the next two weeks to enjoy that

52

00:02:32,610 --> 00:02:35,063

and the things and the

people that you love most,

53

00:02:36,300 --> 00:02:38,450

because that's what

holidays are all about.

54

00:02:39,530 --> 00:02:41,290

I'm looking forward to the new year,

55

00:02:41,290 --> 00:02:43,590

and I'm excited beyond words

56

00:02:43,590 --> 00:02:46,300

to be on this journey with all of you.

57

00:02:46,300 --> 00:02:48,234

I'll see you in 2022.

00:02:48,234 --> 00:02:50,901

(bright music)

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

4

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com... copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com....

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

5

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

6

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

7

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Team Member Letter

Dear Team Members,

I’m excited to share that Skillsoft just announced we have agreed to acquire Codecademy, a leading online learning platform for technical skills. This transformative transaction will significantly expand our Technology & Developer capabilities and extend our position as a leader in corporate digital learning as we continue helping our customers address the technology skills gap.

As you may know, Codecademy is an innovative and popular learning platform providing high-demand technical skills to approximately 40 million registered learners in nearly every country worldwide. Codecademy offers interactive, self-paced courses and hands-on learning in 14 programming languages across multiple domains, including application development, data science, cloud and cybersecurity.

To be a leader in corporate digital learning, we believe Skillsoft also must be a leader in Tech & Dev. Our acquisition of Global Knowledge earlier this year was the first step in that journey, and the acquisition of Codecademy will propel us meaningfully forward. We expect the acquisition of Codecademy will:

•	Create a leader in Tech & Dev, enabling us to provide our customers one of the industry’s most complete suite of solutions for technical skills. The Codecademy platform also can rapidly add new programming languages and technical skills, further enhancing our ability to meet the evolving demands of learners worldwide.

•	Expand our immersive platform with new ways of learning, building on our expansive set of modalities. With Codecademy’s interactive, self-paced courses and hands-on learning, we will offer even more learning options to our customers and their learners.

•	Nearly double our reach, enabling us to create one of the largest communities of digital learners in the world – more than 85 million strong.

•	Drive substantial growth in our business by cross-selling and upselling the strong Codecademy brand across our enterprise sales organization. Codecademy also brings a sophisticated direct-to-learner digital sales and marketing engine that we can leverage across Skillsoft’s existing offerings.

We are looking forward to welcoming the talented Codecademy team, led by founder Zach Sims, who will join Skillsoft when the acquisition is completed.

Looking ahead, we expect to complete the acquisition in the first half of FY’23 (calendar year 2022), subject to approval by Skillsoft shareholders and other conditions. Until then, Skillsoft and Codecademy will continue to operate as separate companies, and it remains business as usual for all of us.

This is an important milestone in Skillsoft’s history, and one for which all of you should be proud. We will hold a Global Town Hall in early January to discuss this announcement in greater detail. In the meantime, I encourage you to watch:

•	This video [PW: December2021] to learn more about why I am excited about the acquisition; and

•	This video to hear from Zach and myself discussing what Skillsoft and Codecademy will accomplish together.

Thank you for all that you have done to help Skillsoft reach this important moment. As I have said before, there’s a shared belief we have – a cornerstone of our culture – that everyone has the potential to be amazing. You continue to show me that every day.

Happy holidays and I look forward to seeing you in the new year.

All my best,

Chief Executive Officer

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com/ copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com/.

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Skillsoft Corp

Conference Call

December 22, 2021

Presenters

James Gruskin, Investor Relations

Jeff Tarr, CEO

Gary Ferrera, CFO

Q&A Participants

Peter Heckmann - D.A. Davidson

Sheldon McMeans - Barclays

Operator

Ladies and gentlemen, thank you for standing by and welcome to today's conference call to discuss Skillsoft's acquisition of Codecademy. At this time all participants are in a listen-only mode. After the speakers present there will be a question and answer session. Please note that today's call is being recorded. I would now like to hand the call over to your first speaker, Jim Gruskin, Interim Head of Investor Relations. Mr. Gruskin, please go ahead, sir.

James Gruskin

Good morning and welcome. Today we will be discussing Skillsoft's proposed acquisition of Codecademy which was announced in a press release issued earlier this morning. Joining me on the call are Skillsoft CEO Jeff Tarr and CFO Gary Ferrera. Jeff will begin with an overview of the strategic benefits of the transaction. Gary will then discuss the terms of the transaction and financials in more detail. Following that, we'll open the call for Q&A.

Today's call will contain forward looking statements about the proposed transaction including statements concerning the timing of the closing, conditions to closing, benefits, impacts, and costs of the transaction, and our guidance for Fiscal 2022.

These forward looking statements and all statements that are not historical facts reflect management's beliefs and predictions as of today and therefore are subject to risks and uncertainties that could cause actual results to differ materially from expectations. For a discussion of the material risks and other important factors relating to the transaction, our business, and our guidance, please see our press release on the transaction issued today and the risks described in the Safe Harbor and risk factor disclosure found in the company's SEC filings.

During today's presentation we will present both GAAP and non-GAAP financial measures for Codecademy. The non-GAAP financial measures should be considered in addition to not as a substitute or in isolation from our GAAP financial information.

With that I'll turn the call over to Jeff.

Jeff Tarr

Thanks, Jim. Good morning and thank you all for joining us. It's a milestone day for Skillsoft as we announced that we have agreed to acquire Codecademy, a leading online platform for in-demand technical skills. To be a leader in corporate digital learning we believe Skillsoft must also be a leader in the high growth technology and developer segment. Our acquisition of global knowledge earlier this year was a first step in that journey.

Strategic acquisitions are an important part of our growth strategy, and our acquisition of Codecademy, one of the most admired assets in the industry, propels us meaningfully forward. Codecademy is an innovative and popular learning platform, serving approximately 40 million registered learners in nearly every country worldwide. The platform offers interactive self-paced courses and hands on learning.

I'll begin by spending a few minutes on each of the strategic benefits of the acquisition. I'll then discuss the market opportunity before handing the call over to Gary to cover the terms of the transaction. I'll then open the call for questions.

Let me now spend a few minutes on each of six strategic benefits. First, Codecademy's complimentary platform will significantly expand Skillsoft's capabilities in the high growth tech and dev segment, enabling us to provide our learners an innovative and effective way to learn 14 programming languages across numerous domains including web development, game development, mobile data science, cloud, and cybersecurity.

Importantly, its platform has the capability to rapidly scale to support new programming languages and additional technical skills as the needs of the workforce evolve. Together we expect to create one of the industry's most complete suite of solutions to address the world's most critical technology skills gaps.

Second, Codecademy expands our immersive Percipio platform with even more new ways of learning. Codecademy's interactive hands-on experience and capabilities provide organizations with a powerful tool to upskill and reskill their workforce. This builds on Skillsoft's existing extensive breadth of capabilities including micro-videos, audio, books, bootcamps, live events, labs, assessments, coaching, mentoring, and badges, all blended into engaging learning journeys and delivered through our AI-driven Percipio platform. With Codecademy, Skillsoft will be even better positioned to deliver a new and immersive way of learning.

Third, Codecademy nearly doubles our reach, adding approximately 40 million registered learners to Skillsoft's more than 46 million learners. Together we will create one of the largest communities of digital learners in the world, totaling more than 85 million across more than 160 countries.

Fourth, the transaction will create substantial opportunities for cross-selling and up-selling. The acquisition will bring together Codecademy's influential brand and sophisticated direct to learner digital sales and marketing engine with Skillsoft's leading enterprise sales organization to drive substantial customer growth in revenue synergies.

Fifth, this is a financially compelling acquisition that we believe will be significantly accretive to bookings and revenue growth immediately upon closing.

And finally, Codecademy brings to Skillsoft a talented and entrepreneurial team, led by Founder and CEO Zach Sims, one of the most respected innovators in our industry. Following the closing of the transaction Zach and the Codecademy team will join Skillsoft to accelerate the growth of our tech and dev business. Zach will continue as President of Codecademy and take on additional responsibilities for our tech and dev product line. He will report to me and serve as a member of our Executive Leadership Team. We look forward to the insights and expertise Zach and the Codecademy team will bring to our company.

Turning to the market opportunity, we are incredibly excited about the timing of this acquisition. Online learning has become an increasingly important C-suite topic as organizations are more focused than ever on addressing labor shortages, skills gaps, and the great resignation. And nowhere is the challenge more acute than in tech and dev. As I discussed in our earnings call last week, our recent IT Skills survey and our Women in Tech survey both highlighted the important role our offerings play in addressing this challenge.

The acquisition of Codecademy will further build on our leading position and our ability to capture this large and fast growing opportunity. Together we will provide a comprehensive learning platform for the enterprise that builds on Skillsoft's expansive set of capabilities to create a new and immersive way to learn.

With that I'll now turn the call over to Gary to discuss the compelling financial benefits we expect from this transaction in more detail.

Gary Ferrera

Thanks, Jeff. I will now walk through the transaction details. As outlined in the press release issued today, we have signed a definitive agreement to acquire Codecademy for $525 million. Consideration is approximately 40% cash and 60% equity. The acquisition is expected to be significantly accretive to bookings and revenue growth immediately upon closing. Codecademy is expected to deliver approximately 47 million in bookings and approximately 42 million in revenue for the calendar year ending December 31st, 2021, up 23% and 31% respectively over the prior year.

Codecademy is entirely a SaaS business and is expected to deliver gross margins of more than 85% in 2021 and to be accretive to Skillsoft's gross margin immediately upon closing. Codecademy is investing to fuel growth and accordingly is expected to generate negative EBITDA of approximately 20 million in 2021. We intend to continue to invest in sales, marketing, and product and expect we will accelerate Codecademy's growth in our first year of ownership. Over the long term, we expect the acquisition will be accretive to Skillsoft's EBITDA.

In connection with the transaction we have secured committed financing from Barclay's and Citigroup. Target pro forma net leverage at closing is approximately four times, consistent with what we've said previously regarding pro forma leverage following a transformative acquisition. The transaction is expected to close in the first half of 2022, subject to approval by Skillsoft shareholders, the satisfaction of customary closing conditions, and the receipt of regulatory approvals including HSR clearance.

We are reiterating our full year Fiscal 2022 outlook provided in connection with our third quarter Fiscal 2022 earnings last week. We expect bookings to be in the range of 700 million to 720 million, adjusted revenue in the range of 685 million to 700 million, and adjusted EBITDA of approximately 165 million. We will provide our Fiscal 2023 outlook, pro forma for the acquisition, when we report fiscal fourth quarter and full year 2022 results.

With that I'll turn it back over to Jeff.

Jeff Tarr

Thank you, Gary. As I've said before, our vision is to be the most highly valued provider of learning solutions, preparing the workforce of today with the skills for tomorrow. With the acquisition of Codecademy we will be making a huge stride toward realizing this vision. I'll now open the call for questions. Operator?

Operator

Thank you. We'll now be conducting a question and answer session. If you'd like to be placed in the question queue please press star one on your telephone keypad. A confirmation tone will indicate your line is in the question queue. You may press star two if you'd like to remove your question from the queue. For participants using speaker equipment it may be necessary to pick up your handset before pressing star one. One moment please while we poll for questions.

Our first question is coming from Raimo Lenschow from Barclay's. Your line is now live.

Sheldon McMeans

Hi, this is Sheldon on for Raimo. Thanks for taking my question.

Jeff Tarr

Of course.

Sheldon McMeans

Codecademy is a little--hey, can you hear me?

Jeff Tarr

I sure can.

Sheldon McMeans

Hey. Thanks for taking my question, this is Sheldon on for Raimo. So Codecademy is a little more to the individual user as opposed to the enterprise and what you're typically dealing with. Can you talk about maybe a shift in focus here more towards the individual learner and how that changes your broader strategy going forward? Thanks.

Jeff Tarr

Yes. Codecademy sells primarily to the workforce. Their customers are primarily as you say individual learners and it's a close adjacency to what we do. What we're particularly excited about here is taking Codecademy's offerings and selling it through the Skillsoft enterprise sales organization to our enterprise sales customers. I mean, to our enterprise customers which include as you know 75% of the global 1000. In addition we'll be taking our offerings and packaging them to sell to Codecademy's customers through their digital channels.

So it's a great opportunity for us to accelerate our growth.

Sheldon McMeans

Great. Thank you.

Operator

Thank you. Our next question today is coming from Peter Heckmann from D.A. Davidson. Your line is now live.

Peter Heckmann

Hey, thanks for taking the question. Can you talk a little bit more about the content that Codecademy has, whether this is primarily proprietary content or if they're using some third party content. And then in terms of thinking about the individual learner versus corporate versus, let's say, campuses. Did I--should we assume that it's primarily 80% of individual learners at this point?

Jeff Tarr

So first of all let me describe the content. And content is, you know, I've used that word loosely with Codecademy cause it's mostly software. That's why we see such high gross margins in this business. The experience--and it's easy to go and check it out. I encourage you to do that. The experience is you read a little bit, maybe a couple of lines, a paragraph, and then you immediately are dropped into an exercise where you can actually code. So there's an actual coding experience. It is super engaging. They're the leader at what they do. And it effectively adds another modality to the Skillsoft learning experience.

In terms of the learner, the individual learner, these individual learners are primarily professionals. They're preparing to learn new languages. They may already be a coder and are learning new languages or new applications for their languages and prepares them to achieve their professional aspirations. So fairly closely akin to what we do and in line with our vision of preparing the workforce of today with the skills for tomorrow.

Peter Heckmann

Okay. That's helpful. And then how should we think, you know, I think you said a $20 million EBITDA loss and a path definitely towards accretion on EBITDA. How should we think about cash flow in the kind of intermediate term for Codecademy?

Jeff Tarr

Let me start and then I'll hand it to Gary. You should think about that EBITDA as investment primarily in product, product development, and marketing. And investment that is fueling the growth of the business and set it up to be a continued fast grower.

Gary Ferrera

Yeah Pete, just to continue they've got an 85% gross margin so most of that is investment, as Jeff said. And we're gonna continue to invest to drive growth. It's a very fast grower. And then we would expect to start contributing in the near future.

Peter Heckmann

Okay. Thank you.

Operator

Thank you. We've reached the end of our question and answer session. I'd like to turn the floor back over to Jeff for any further or closing comments.

Jeff Tarr

Thanks very much everyone for joining us this morning on short notice. Before I close I wanted to take a moment to thank the Codecademy team for the incredible business you've all created. All of us at Skillsoft look forward to welcoming you to our team in the coming months. And to everyone on this call, happy holidays. We look forward to updating you on our progress in the new year.

Operator

Thank you. That does conclude today's teleconference and webcast. You may disconnect your line at this time. And have a wonderful day. We thank you for your participation today.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

4

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com... copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com....

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

5

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;

•	fluctuations in our future operating results;

•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;

•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;

•	future regulatory, judicial and legislative changes in our industry;

•	our ability to comply with laws and regulations applicable to our business;

•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;

•	our ability to attract and retain key employees and qualified technical and sales personnel;

6

•	fluctuations in foreign currency exchange rates;

•	our ability to protect or obtain intellectual property rights;

•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;

•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	our ability to successfully defend ourselves in legal proceedings; and

•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;

•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;

•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;

•	our ability to realize the benefits from the acquisition;

•	our ability to effectively and timely incorporate the acquired business into our business operations;

•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and

•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and

•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

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Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.